UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23859

Advisor Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon
Advisor Managed Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  April 30, 2024

Item 1. Reports to Stockholders.

(a)

Soundwatch Hedged Equity ETF
(SHDG)

Semi-Annual Report to Shareholders
April 30, 2024

Table of Contents

Shareholder Letter	1
Expense Example	3
Allocation of Portfolio Holdings	4
Schedule of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Additional Information	17
Privacy Notice	18
Directory of Fund’s Service Providers	Back Cover

Dear Shareholder,

For the fiscal half-year ended April 30, 2024, the per share net asset value of the Soundwatch Hedged Equity ETF (SHDG) has appreciated by 13.65%  (NAV) and 13.66% (market price) compared to an increase of 9.70% for the BXM Index (CBOE S&P500 Buy Write Monthly Index).

The market is testing new highs in March before receding modestly in April 2024.  The market is being driven by AI driven stocks and there is some more potential that lays ahead.  Soundwatch Hedged Equity ETF attempts to provide reduced risks to equity investing without investing in the classic 60/40 equity/bond portfolio, and instead we use equity options to buffer our portfolio. This continues to result in attractive results vs our benchmark, the BXM Index (CBOE S&P500 Buy Write Monthly Index).

Portfolio & Economic Outlook

Generally, we are agnostic about broad macroeconomic factors and do not attempt to forecast or time markets. Instead, we are primarily focused on the efficient execution of our proprietary systematic Hedged Equity model based on our Buy, Hold and Hedge philosophy. We buy and hold our core underlying ETF portfolio and systematically purchase put spreads financed by selling options spreads.

With inflation stabilizing but many unknown macro risks remaining, we expect a choppy year ahead.  We will continue to run a systematic model which aims to reduce the downside risk of the market while allowing to capture long term equity capital gains through the Fund’s exposure to the broad-based US market.

Sincerely,

Robert Hammer
Chief Investment Officer, Soundwatch Capital LLC

The CBOE S&P500 Buy Write Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.

A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously.

An option spread is when an investor buys and sells call options or puts options with different strikes.  If this is done with 2 call options, this is considered a call spread. If done with 2 put options, it is considered a put spread.

The S&P 500® Total Return index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 7.8 trillion benchmarked to the index, with index assets comprising approximately USD 2.2 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market. One cannot invest directly in an index.

Opinions expressed are those of Soundwatch Funds and are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs. The Fund may also use options which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The value of put options on ETFs sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF's shares may trade at a discount to its NAV or an active trading market for its shares may not develop or be maintained. Trading of an ETF's shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF's shares. A decline in the value of an investment in a single issuer could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio. There can be no assurance that the Fund will grow to or maintain an economically viable size.

The Soundwatch Hedged Equity ETF is distributed by Quasar Distributors, LLC.

Soundwatch Hedged Equity ETF
Expense Example
April 30, 2024 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 to April 30, 2024 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Institutional Class
Actual Fund Return	$1,000.00	$1,136.50	$2.66
Hypothetical 5% Return	1,000.00	1,022.38	2.51

(1)
Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 182/366. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Soundwatch Hedged Equity ETF
Allocation of Portfolio Holdings
April 30, 2024 (Unaudited)
(Calculated as a percentage of Total Absolute Market Value)

Soundwatch Hedged Equity ETF
Schedule of Investments
April 30, 2024 (Unaudited)
Security		Shares	Value
Exchange Traded Funds — 97.3% (a)
iShares Core S&P 500 ETF (b)		239,760	$120,944,534
Total Exchange Traded Funds (Cost — $63,028,774)			120,944,534

	Notional Amount	Contracts
Purchased Options — 1.6% (c)
Call Options — 0.0%
S&P 500 Index at $5,240.00, Expires 6/28/2024	$2,517,845	5	19,350
Total Call Options Purchased (Premiums paid $86,526)			19,350

Put Options — 1.6%
S&P 500 Index at $4,990.00, Expires 6/28/2024	123,374,405	245	1,966,125
Total Put Options Purchased (Premiums paid $1,033,265)			1,966,125
Total Purchased Options (Premiums paid $1,119,791)			1,985,475

Short-Term Investments — 1.2%		Shares
First American Government Obligations Fund - Class X - 5.23% (d)		1,527,950	1,527,950
Total Short-Term Investments (Cost — $1,527,950)			1,527,950

Total Investments — 100.1% (Cost — $65,676,515)			124,457,959
Liabilities in Excess of Other Assets — (0.1)%			(173,377)
Total Net Assets — 100.0%			$124,284,582

	Notional Amount	Contracts
Written Options – (0.4)% (c)
Put Options - (0.4)%
S&P 500 Index at $5,240.00, Expires 6/28/2024	$(2,517,845)	(5)	$(102,975)
S&P 500 Index at $4,570.00, Expires 6/28/2024	(123,374,405)	(245)	(399,350)
Total Put Options Written (Premiums received $404,384)			(502,325)
Total Written Options (Premiums received $404,384)			(502,325)

(a)	See Note 7.
(b)	A portion of the security is pledged as collateral.
(c)	Non-income producing securities.
(d)	The rate reported is the annualized seven-day yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity ETF
Statement of Assets and Liabilities
April 30, 2024 (Unaudited)

Assets:
Investments in securities, at value (cost $65,676,515)	$124,457,959
Cash	114,255
Deposits at broker for options trading	269,228
Receivables:
Interest receivable	6,571
Total Assets	124,848,013

Liabilities:
Written options, at value (premiums received $404,384)	502,325
Payables:
Due to Investment Advisor	45,956
Interest payable	15,150
Total Liabilities	563,431

Net Assets	$124,284,582

Components of Net Assets:
Paid-in capital	$84,129,073
Total distributable earnings	40,155,509
Net Assets	$124,284,582

Institutional Class:
Net Assets	$124,284,582
Shares Issued and Outstanding (unlimited number of shares authorized, no par value)	4,873,083
Net Asset Value, Redemption Price and Offering Price Per Share	$25.50

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity ETF
Statement of Operations
For the Six Months Ended April 30, 2024 (Unaudited)

Investment Income:
Dividend income	$851,512
Interest income	72,959
Total investment income	924,471

Expenses:
Investment management fee (Note 4)	299,308
Interest expense (Note 3)	93,411
Total expenses	392,719
Net investment income	531,752

Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(2,043,557)
Written options	(3,680,309)
Net realized loss	(5,723,866)
Net change in unrealized appreciation (depreciation) on:
Investments	20,670,303
Written options	(886,865)
Net change in unrealized appreciation (depreciation) on:	19,783,438
Net realized and unrealized gain on investments and written options	14,059,572

Net increase in net assets from operations	$14,591,324

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity ETF
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$531,752	$1,388,377
Net realized loss on investments and written options	(5,723,866)	(1,634,415)
Net change in unrealized appreciation (depreciation) on investments and written options	19,783,438	8,848,679
Net increase in net assets from operations	14,591,324	8,602,641

Distributions to Shareholders	(1,450,331)	(860,967)

Capital Transactions:
Net proceeds from shares sold	5,541,777	6,327,510
Reinvestment of distributions	-	-
Cost of shares repurchased	-	(3,993,940)
Net increase in net assets from capital transactions	5,541,777	2,333,570
Total Increase in Net Assets	18,682,770	10,075,244

Net Assets
Beginning of period	105,601,812	95,526,568
End of period	$124,284,582	$105,601,812

Capital Share Transactions:
Shares sold	225,000	275,000
Shares reinvested	-	-
Shares repurchased	-	(175,000)
Net increase in shares outstanding	225,000	100,000

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity ETF
Financial Highlights
Institutional Class
Per Share Data for a Share Outstanding Throughout Each Year Ended October 31:

	2024*		2023		2022		2021		2020		2019

Net Asset Value, Beginning of Year	$22.72		$21.00		$23.77		$19.13		$18.17		$17.33

Income from Investment Operations:
Net investment income(1)	0.11		0.30		0.15		0.14		0.23		0.24
Net realized and unrealized gain (loss) on investments	2.97		1.61		(2.79)		4.69		1.00		0.78
Total income (loss) from investment operations	3.08		1.91		(2.64)		4.83		1.23		1.02

Less Distributions:
From net investment income	(0.30)		(0.19)		(0.13)		(0.19)		(0.27)		(0.18)
Net realized gain on investments	––		––		––		––		––		––
Total distributions	(0.30)		(0.19)		(0.13)		(0.19)		(0.27)		(0.18)

Net Asset Value, End of Year	$25.50		$22.72		$21.00		$23.77		$19.13		$18.17

Total Return (2)
Net Asset Value (3)	13.65%	(5)	9.15%		(11.18)%		25.44%		6.83%		5.94%
Markety Value (4)	13.66%	(5)	9.20%		(11.13)%	(6)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$124,285		$105,602		$95,527		$105,649		$84,391		$93,905
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Advisor (8)	0.66%	(7)	0.60%		1.07%		1.06%		1.09%		1.06%
After fees waived / reimbursed by the Advisor (8)	0.66%	(7)	0.50%		0.71%		0.72%		0.71%		0.75%
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Advisor	0.89%	(7)	1.34%	(9)	0.69%	(9)	0.64%	(9)	1.24%	(9)	1.36%	(9)

Portfolio Turnover Rate	0%	(5)	3%		25%		2%		13%		23%

(*)	For the six months ended April 30, 2024 (undaudited).
(1)	Computed using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(4)
Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value returns may vary from net asset value returns.

(5)	Not annualized.
(6)
Effective October 24, 2022, the Fund converted from a Mutual Fund to an ETF pursuant to an Agreement and Plan of Reorganization. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization. Due to the reorganization, market value total return for the year ended October 31, 2022 was calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value total return for the period from October 24, 2022 to October 31, 2022, assuming an initial investment made at market value at the beginning of the period and redemption on the last day of the period at market value, was 1.55%.

(7)	Annualized.
(8)
The ratio of expenses to average net assets includes tax, short dividend and/or interest expense. For the six months ended April 30,2024, and for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020, and October 31, 2019 the ratio of expenses to average net assets excluding tax, short dividend and/or interest expense before fees waived by the Advisor was 0.50%, 0.60%, 1.02%, 1.00%, 1.04%, and 1.05%, respectively. Excluding tax, short dividend and/or interest expense, the ratio of expenses to average net assets, after fees waived by the Advisor, was 0.50%, 0.50%, 0.66%, 0.66%, 0.66% and 0.74%, respectively.

(9)
The ratio of net investment income to average net assets includes tax, short dividend and/or interest expense. For the six months ended April 30, 2024, and the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019 the ratio of net investment income to average net assets excluding tax, short dividend and/or interest expense after fees waived by the Advisor was 1.04%, 1.34%, 0.74%, 0.70%, 1.29% and 1.37%, respectively.

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
April 30, 2024 (Unaudited)

NOTE 1 – Organization

The Soundwatch Hedged Equity ETF (the “Fund) is a diversified series of Advisor Managed Portfolios (the “AMP Trust”). The Trust was organized on February 16, 2023, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.

Soundwatch Capital, LLC (the “Advisor”) serves as the investment manager to the Fund. The investment objective of the Fund is to provide long-term capital appreciation.

The Fund is the successor to the Soundwatch Hedged Equity ETF (the "Predecessor Fund"), a series of Trust for Advised Portfolios. The Predecessor Fund reorganized into the Fund on September 29, 2023 (the “AMP Reorganization").

•
The AMP Reorganization was accomplished by a tax-free exchange of shares (with an exception for fractional mutual fund shares) of the Fund for shares of the Predecessor Fund of equivalent aggregate net asset value. The Fund adopted the performance history of the Predecessor Fund.

•
Fees and expenses incurred to affect the AMP Reorganization were borne by the Trust’s Administrator. The management fee of the Fund does not exceed the management fee of the Predecessor Fund. The AMP Reorganization did not result in a material change to the Fund’s investment portfolio and there are no material differences in accounting policies of the Fund and the Predecessor Fund.

•
The Fund did not purchase or sell securities following the AMP Reorganization for purposes of realigning its investment portfolio. Accordingly, the acquisition of the Predecessor Fund did not affect the Fund’s portfolio turnover ratios for the period ended October 31, 2023.

Prior to the AMP Reorganization, on October 24, 2022, the Soundwatch Hedged Equity Fund (the “Target Fund”) was reorganized for the purpose of continuing the operations of the Target Fund as an ETF (the “ETF Reorganization”).

•
The ETF Reorganization was accomplished by a tax-free exchange of shares (with an exception for fractional mutual fund shares) of the Fund’s predecessor fund for shares of the Target Fund of equivalent aggregate net asset value.

•
Fees and expenses incurred to affect the ETF Reorganization were borne by the Advisor. The management fee of the Fund’s predecessor fund was lower than the management fee of the Target Fund. The ETF Reorganization did not result in a material change to the Target Fund’s investment portfolio as compared to those of the Fund’s Predecessor Fund. There are also no material differences in accounting policies between the funds.

•
The Predecessor Fund did not purchase or sell securities following the ETF Reorganization for purposes of realigning its investment portfolio. The acquisition did not affect the Predecessor Fund’s portfolio turnover ratios for the year ended October 31, 2022.

NOTE 2 – Share Transactions

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in aggregated lots of 25,000 shares, each lot called a “Creation Unit.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash. Because securities sold short (there are other certain restricted securities that cannot be transacted in-kind where a broker is restricted in the security) are not currently eligible for in-kind transfers, they will be substituted with cash in the purchase or redemption of Creation Units of the Fund. The Fund will not accept (or offer) securities sold short in the creation or redemption of its shares. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
April 30, 2024 (Unaudited)

Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or (ii) a participant in the Depository Trust Company (“DTC”) and, in each case, must have executed a Participant Agreement with the Funds’ distributor, Quasar Distributors, LLC (the “Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem shares directly from the Fund.  Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Once created, shares generally will trade in the secondary market in amounts less than a Creation Unit and at market prices that change throughout the day.

A standard transaction fee of $300 will be charged by the Fund's custodian in connection with the issuance or redemption of Creation Units. The standard fee will be the same regardless of the number of Creation Units issued or redeemed. In addition, a variable fee of up to 3% of the value of a Creation Unit may be charged by the Fund for cash purchases, non-standard orders, or partial cash purchases, and is designed to cover broker commissions and other transaction costs. Any variable fees received by the Fund are included in the Capital Transactions on the Statement of Changes in Net Assets.

NOTE 3 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor does not represent the security’s fair value) or when, in the judgment of the Advisor, events have rendered the market value unreliable, a security is fair valued in good faith by the Advisor under procedures approved by the Board.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 - quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -   significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
April 30, 2024 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of April 30, 2024:

Description	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Fund	$120,944,534	$-	$-	$96,036,079
Purchased Options	-	1,985,475	-	1,985,475
Short-Term Investment	1,527,950	-	-	1,527,950
Total	$122,472,484	$1,985,475	$-	$124,457,959

Liabilities
Written Options	$-	$(502,325)	$-	$(502,325)
Total	$-	$(502,325)	$-	$(502,325)

See the Schedule of Investments for further detail of investment classifications.

(b) Derivatives – The Fund invests in certain derivatives, as detailed below, to meet its investment objectives.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested by investing in a derivative instrument. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may also utilize certain financial instruments and investment techniques for risk management or hedging purposes.  There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Advisor’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the six months ended April 30, 2024 was related to the use of purchased and written options. The Fund systematically writes (sells) equity index and/or ETF call options, covered calls and option spreads to generate additional income. A portion of the proceeds is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance.

As the seller of an index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
April 30, 2024 (Unaudited)

The Fund also buys index and/or ETF put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index and/or ETF put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase. A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously. Under certain market conditions, the selling of call options, including covered call options, or option spreads and purchasing of protective put options or put spreads may limit the upside returns of the Fund.

Statement of Assets and Liabilities Location
Assets
Risk Exposure Category	Investments (1)
Equity	$ 1,985,475
Total	$ 1,985,475

Liabilities
Risk Exposure Category	Written Options
Equity	$ (502,325)
Total	$ (502,325)

(1)	Includes purchased options

The following table sets forth the Fund’s realized and unrealized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the six months ended April 30, 2024:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Investments (1)	Written Options
Equity	$ (2,043,558)	$ (3,680,310)
Total	$ (2,043,558)	$ (3,680,310)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Risk Exposure Category	Investments(1)	Written Options
Equity	$ 1,002,164	$ (886,865)
Total	$ 1,002,164	$ (886,865)

(1)	Includes purchased options

The Fund had outstanding purchased and written option contracts as listed on the Schedule of Investments as of April 30, 2024. For the six months ended April 30, 2024, the month-end average number of purchased and written option contracts for the Fund was 257 and (464), respectively.

(c) Federal Income Taxes - The Fund has elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the six months ended April 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or tax penalties. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
April 30, 2024 (Unaudited)

(d) Distributions to Shareholders –Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(f) Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Security Transactions and Investment Income – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported based on identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis.

(h) Options Trading – The Fund maintains an account with Interactive Brokers LLC (“IB”) for options trading. The cash balance maintained at IB is reported as Deposits at broker for option trading on the Statement of Assets and Liabilities. Securities pledged as collateral for this account are denoted on the Schedule of Investments.

The Fund may earn or pay interest on this account based on the cash balance and value of open option contracts. The Fund earns interest income if the cash balance and value of purchased options exceeds the value of written options and pays interest expense if the value of written options exceeds the cash balance and value of purchased options. For the six months ended April 30, 2024, the Fund paid interest expense totaling $93,411 as indicated on the Statement of Operations.

NOTE 4 – Investments Management Agreement and Other Related Party Transactions

The Trust has an agreement with the Advisor to furnish investment advisory services to the Fund. Effective under the terms of this agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets at an annual rate of 0.60%. Advisory fee is accrued daily and paid monthly. The management fee is a unitary fee, whereby the Advisor has agreed to pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Advisor is not responsible for, and the Fund will bear the cost of, (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses connected with the execution of portfolio securities transactions, (iv) dividends and expenses associated with securities sold short, (v) non-routine expenses and fees, and (vi) expenses paid by the Trust under any plan adopted pursuant to Rule 12b-1 under the 1940 Act. Prior to the Reorganization, the annual rate of the management fee paid by the Target Fund was 0.66% of the average daily net assets.

The Advisor has contractually agreed to waive 0.10% of its unitary management fee to reduce the unitary management fee to 0.50% (the “Fee Waiver”). The Fee Waiver will remain in effect through at least February 28, 2025, and may be terminated only by the Board. The Fee Waiver is not subject to recoupment by the Advisor. Prior to the Reorganization, the Advisor had contractually agreed to waive a portion or all of its management fees and pay Target Fund expenses (excluding taxes, leverage expense, brokerage commissions, acquired fund fees and expenses, interest expense and dividends paid on short sales or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 0.66% of average daily net assets of the Fund’s Institutional Class (the “Expense Cap”). The Expense Cap had previously been lowered from 0.95% to 0.90%, effective November 15, 2018; from 0.90% to 0.85%, effective December 15, 2018; and to the current rate of 0.66%, effective March 1, 2019. Amounts previously waived by the Advisor under the Expense Cap are not subject to recoupment.

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
April 30, 2024 (Unaudited)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the administrator, fund accountant and transfer agent to the Fund. The officers of the Trust are employees of Fund Services.  U.S. Bank, N.A. serves as the Fund’s custodian. Quasar Distributors, LLC (“Quasar”), serves as the Fund’s distributor and principal underwriter. For the six months ended April 30, 2024, there were no fees incurred by the Fund from the service providers described above as the Advisor bore all such costs.

NOTE 5 – Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the six months ended April 30, 2024, were as follows:

Purchases…………………………………………………………………………………………………	$-
Sales………………………………………………………………………………………………………	$923,337

The cost of in-kind purchases and the proceeds from in-kind redemptions for the six months ended April 30, 2024 were as follows:

In-Kind Purchases……..…………………………………………………………………………………	$5,240,317
In-Kind Sales……..………………………………………………………………………………………	$-

NOTE 6 – Federal Income Tax Information

At October 31, 2023, the components of accumulated earnings (deficit) for income tax purposes were as follows:

	Investments	Written Options	Total
Cost of Investments……………………………………….………	$62,135,737	$(1,689,494)	$60,446,243
Gross Unrealized Appreciation…………………………….……..	38,538,745	965,815	39,504,560
Gross Unrealized Depreciation………………………….………..	(431,769)	(176,891)	(608,660)
Net Unrealized Appreciation (Depreciation) on Investments…….	38,106,976	788,924	38,895,900

Undistributed ordinary income…………………………………...	1,025,675	-	1,025,675
Undistributed long-term capital gains………………….................	-	-	-
Total distributable earnings……………………………………….	1,025,675	-	1,025,675

Other accumulated loss……..…………………............................	(12,907,059)	-	(12,907,059)
Total accumulated gain ….…………………………....................	$26,225,592	$788,924	$27,014,516

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales and mark-to-markets.

During the fiscal year ended October 31, 2023, the Fund utilized capital loss carryforward of $68,336.

At October 31, 2023, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
April 30, 2024 (Unaudited)

Not Subject to Expiration
Short-Term	Long-Term	Total
$ (7,743,675)	$ (4,510,940)	$ (12,254,615)

The tax character of distributions paid during the six months ended April 30, 2024 and fiscal year ended October 31, 2023 were as follows:

	Six Months Ended April 30, 2024	Year Ended October 31, 2023
Distributions Paid From:
Ordinary Income	$1,450,331	$860,967
Total Distributions Paid	$1,450,331	$860,967

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2023, the following table shows the reclassifications made:

Accumulated Net Realized Gain/(Loss)	Paid in Capital
$ (1,699,476)	$ 1,699,476

NOTE 7 – Underlying Investments in Other Investment Companies

The Fund currently invests a portion of its assets in iShares Core S&P 500 ETF (“IVV”).  The Fund may redeem its investment from IVV at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of IVV. The expense ratio of IVV is 0.03% of net assets as reflected in the most current prospectus. The financial statements of IVV, including its portfolio of investments, can be found at the Securities and Exchange Commission’s (SEC) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2024, the percentage of the Fund’s net assets invested in IVV was 97.3%.

NOTE 8 – Regulatory Update

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds, Fee Information in Investment Company Advertisements. The rule and amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18 month transition period after the effective date of the amendment.

NOTE 9 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Soundwatch Hedged Equity ETF
Additional Information
April 30, 2024 (Unaudited)

Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (888) 244-4601 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Frequency Distribution of Premiums and Discounts
Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.soundwatch.com/shdg.

Privacy Notice

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Soundwatch Capital, LLC
137 Rowayton Avenue, Suite 120
Rowayton, Connecticut 06853

Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By /s/ Russell B. Simon
     Russell B. Simon, President and Principal Executive Officer

Date            7/3/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Russell B. Simon
     Russell B. Simon, President and Principal Executive Officer

Date         7/3/2024

By /s/ Eric T. McCormick
                    Eric T. McCormick, Treasurer and Principal Financial Officer

Date       7/3/2024